Exhibit 99.1

AleAnna, A Next Generation European Natural Gas Company, Signs Agreement to

be Publicly Listed Through Combination with Swiftmerge Acquisition Corp.

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AleAnna — Pioneering Europe’s Sustainable Energy Supply: AleAnna is at the forefront of Italy’s evolving energy landscape, positioned to be one of the country’s leading producers of both conventional natural gas and renewable natural gas (RNG). AleAnna’s focus on advancing the clean energy transition will facilitate the development of Europe’s domestic natural gas supply while contributing to a sustainable future.

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Experienced Management Team: AleAnna is guided by a team of seasoned industry professionals, drawing from their extensive experience at Shell and Eni. The management team’s extensive expertise and demonstrated track record within the energy sector will help drive AleAnna’s future growth and success.

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Conventional Natural Gas: AleAnna expects to commence production of the five-well first phase of the Longanesi field, located in the Italian Po Valley, in the first quarter of 2025. In addition, AleAnna has exciting prospects in Gradizza and Trava, with plans for initial production in 2026. AleAnna also holds 13 additional exploration prospects expected to be developed over the next decade, approximately 1.4 million net acres of resource potential, and a total of 22 concessions, permits, and pending applications.

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RNG — Leading the Energy Transition: AleAnna’s RNG business leverages a unique and geographically advantageous infrastructure overlap. AleAnna has identified nearly 90 renewable natural gas development project opportunities. By the end of 2024, AleAnna expects to have five RNG facilities under its control.

(Dallas, TX, Vancouver, CA, and Rome, IT) – June 5, 2024. AleAnna Energy, LLC (together with its subsidiaries, “AleAnna” or the “Company”), a private company positioned to be a premier Italian conventional and renewable natural gas producer, and Swiftmerge Acquisition Corp. (NASDAQ: IVCP) (“Swiftmerge”), a special purpose acquisition company, today announced that they have entered into a definitive merger agreement (the “Merger Agreement” and such transactions contemplated thereby, the “Business Combination”). The Business Combination is expected to close in the third or fourth quarter of 2024, and upon closing, the combined company will be renamed AleAnna, Inc.

AleAnna: Established in 2007, AleAnna operates strategically within Italy, a nation that heavily relies on imports for most of its natural gas needs. AleAnna’s strategic vision is to become a prominent domestic producer of both conventional natural gas and renewable natural gas to provide a reliable natural gas supply for Italy and the broader European region. Guided by a team of experienced industry professionals with backgrounds at Shell and Eni, AleAnna has focused its conventional development strategy on select high quality onshore conventional gas resources. This includes the significant Longanesi Field, located in the Po Valley, which is Italy’s most extensive natural gas discovery in the past 20 years. Production from five drilled and tested initial wells is scheduled to commence in the first quarter of 2025. AleAnna has targeted the location of its RNG projects within close geographic proximity to its conventional developments which will provide important infrastructure synergies, including with respect to the transportation of both the conventional and renewable natural gas. Notably, most of Italy’s anaerobic digesters used in producing renewable natural gas are concentrated in the Po Valley, further enhancing AleAnna’s position in this dynamic sector.

Exploration and Expansion: AleAnna is backed by sophisticated technology, including modern 3D seismic and advanced subsurface techniques. AleAnna’s highly credentialed ex-Shell technical and executive team has executed AleAnna’s exploration/development for over 15 years, including almost 500 square kilometers of seismic imaging. Situated in Italy’s Po Valley, where a highly developed 33,000-kilometer pipeline infrastructure network exists, AleAnna expects additional development phases within the Longanesi field, has made two additional discoveries beyond Longanesi, and holds a portfolio of 13 exploration prospects that are expected to be developed over the next decade. AleAnna’s historical exploration success rate is greater than 85%.

RNG Leadership: AleAnna’s strategy is to play a significant role in decarbonization by providing an RNG alternative to traditional fossil fuels. AleAnna’s RNG is a versatile drop-in fuel source for energy-intensive processes and supports the EU’s 2030 10% RNG mandate. In addition, by focusing on farm waste-to-energy projects, AleAnna expects to reduce European methane emissions from the agricultural industry. Because of the significant opportunities for farm waste-to-energy projects in the Italian Po Valley, AleAnna’s RNG business complements its core conventional operations in the same location. By the end of 2024, AleAnna expects to control five RNG facilities and AleAnna intends to predominately target existing infrastructure for future development projects. AleAnna’s RNG business is supported by incentives including Italy’s RNG incentive programs offering a €124/MWh (approximately $36.50/Mcf) price floor – providing an attractive landscape to deploy capital.

Competitive Advantages: Through over 15 years of investment and development, AleAnna’s conventional business retains a substantial number of permits and a multi-year permitting lead versus competitors. Moreover, AleAnna enjoys a unique position as one of the few licensed conventional operators in Italy, providing a competitive edge that is challenging to replicate. AleAnna draws extensively from its team’s energy heritage and knowledge. For its conventional business, AleAnna’s approach to project development is standardized, streamlining processes to reduce cycle times and costs. For its RNG business, AleAnna prioritizes less capital-intensive brownfield development opportunities that use lower-cost, highly predictable, and longer-lived agricultural gas feedstock, supporting sustainability and economic viability. AleAnna’s blend of deep energy experience, advanced technology, rigorous execution, and disciplined capital allocation forms the foundation for AleAnna’s potential growth and success.

Corporate Citizenship and Mission: A commitment to corporate citizenship is at the core of AleAnna’s business model. AleAnna is dedicated to responsibly advancing the clean energy transition by supplying conventional natural gas and developing a sustainable and secure carbon-negative renewable natural gas alternative. Successful execution of AleAnna’s traditional and RNG business development plans has the potential to meet the annual gas needs of many Italians.

Marco Brun, a 30-year energy industry veteran, and Chief Executive Officer of AleAnna, stated: “This is an exciting time for AleAnna and its team. With initial production from the Longanesi development imminent, AleAnna is positioned to expand its conventional and renewable natural gas production. We are thrilled about our team’s impressive track records and capabilities, the near-term production potential from our conventional discoveries and prospects, and our rapidly growing RNG business. In the Swiftmerge team, we have found a partner with an impressive track record. The proposed Business Combination and listing will enable us to accelerate our growth, strategy, and, most importantly, our mission of responsibly advancing the clean energy transition.”

William Dirks, a 40-year energy industry veteran and Executive Director of AleAnna, said: “We are excited to combine AleAnna with Swiftmerge. As one of few fully licensed operators in Italy, over the past 15 years, AleAnna has leveraged its regulatory and technical capabilities to refine and execute its development plans with a focus on advancing critical conventional and renewable energy resources to the benefit of many stakeholders. The AleAnna team has successfully utilized seismic and imaging technologies and know-how to generate new secure domestic energy supplies in Italy and, more specifically, Northern Italy, the locomotive helping drive Europe’s third largest economy. This combination with Swiftmerge will allow AleAnna to leverage the capital markets on its path to becoming a leading provider of both conventional and renewable natural gas to the Italian and European markets. While this has consistently been AleAnna’s mission, it has gained even greater significance following the onset of the Russia-Ukraine war and the ensuing energy crisis in Europe.”

Sam Bremner, Chief Executive Officer of Swiftmerge Acquisition Corp., commented, “AleAnna stands out in the energy sector as a disciplined, long-term player with a clear focus on becoming a next-generation natural gas company, providing secure domestic and second-generation renewable natural gas to Italy and Europe. AleAnna distinguishes itself through its rich heritage in Italy, an attractive financial profile, a strong track record of performance, and the expected Longanesi production in early 2025. Thanks to an exceptional leadership team featuring William Dirks and Marco Brun and through substantial historical investment of almost $175 million, AleAnna is exceptionally well-positioned to seize the opportunities in this exciting and dynamic period for European energy producers.”

Transaction Overview

Current AleAnna equity holders will roll 100% of their existing equity interests into the combined company. Leading up to the execution of the Merger Agreement, AleAnna’s current investors have recently invested over $60 million cash, bringing the cumulative investment in AleAnna to date to almost $175 million. The recent investment is expected to provide sufficient funding to complete the Longanesi field tie-in, the initial RNG asset acquisitions, cover transaction expenses, and provide general corporate liquidity.

The proposed Business Combination, which has been approved by both the Board of Directors of Swiftmerge and the Board of Directors of AleAnna, is expected to close during the third or fourth quarter of 2024, subject to shareholder approval and other customary closing conditions.

Advisors

Greenberg Traurig, LLP is serving as legal counsel to Swiftmerge.

Haynes and Boone, LLP is serving as legal counsel to AleAnna.

About AleAnna Energy, LLC

AleAnna is an international energy company focused on developing Italian natural gas and renewable natural gas resources to provide critical and secure natural gas supplies to Italy and Europe. Established in 2007, AleAnna has utilized modern 3D seismic and advanced subsurface technologies and capital allocation discipline to systematically develop attractive onshore natural gas resources in the Italian Po Valley. AleAnna is one of few licensed oil and gas operators in Italy, and AleAnna’s broader exploration inventory includes approximately 1.4 million net acres of resource potential with an aggregate of 22 concessions, permits, and pending applications. AleAnna’s key conventional asset, the Longanesi field, is expected to be produced in the first quarter of 2025.

AleAnna’s renewable natural gas business is enabled by a unique and geographically advantaged overlap of existing agriculturally supported anaerobic digestors, conventional development, and pipelines. AleAnna has a growing backlog of renewable natural gas development projects and expects to have five RNG facilities under its control by the end of 2025.

AleAnna has regional headquarters in Dallas, TX, and Rome, Italy.

About Swiftmerge Acquisition Corp.

Swiftmerge Acquisition Corp. is a blank check company formed to enter a merger with one or more businesses.

Important Information for Shareholders

In connection with the Business Combination, Swiftmerge is expected to file a registration statement on Form S-4 (the “Form S-4”) with the U.S. Securities and Exchange Commission (“SEC”) that will include a proxy statement and prospectus. Swiftmerge and AleAnna urge investors, shareholders and other interested persons to read, when available, the Form S-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about AleAnna, Swiftmerge and the Business Combination. Such persons can also read Swiftmerge’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 1, 2024, for a description of the security holdings of Swiftmerge’s officers and directors and their respective interests as security holders in the consummation of the Business Combination. When available, the definitive proxy statement/prospectus will be mailed to Swiftmerge’s shareholders. Shareholders will also be able to obtain copies of such documents and all other relevant documents filed or that will be filed with the SEC by Swiftmerge, without charge, once available, at the SEC’s website at www.sec.gov. Copies of the proxy statement/prospectus can be obtained, when available, without charge, from Swiftmerge’s website www.swiftmerg.com. Before making any voting decision, investors and security holders of Swiftmerge and AleAnna, and other interested parties, are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about the Business Combination.

Participants in the Solicitation

Swiftmerge, AleAnna and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Swiftmerge’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Swiftmerge’s directors and executive officers in Swiftmerge’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 1, 2024. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Swiftmerge’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus for the Business Combination when available. Information concerning the interests of Swiftmerge’s participants in the solicitation, which may, in some cases, be different than those of Swiftmerge’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the Business Combination when it becomes available.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Swiftmerge, AleAnna or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

The information included herein contains “forward-looking statements” within the meaning of the federal securities laws. All statements, other than statements of present or historical fact included herein, regarding the proposed Business Combination, Swiftmerge’s and AleAnna’s ability to consummate the Business Combination, the benefits of the Business Combination, Swiftmerge’s and AleAnna’s future financial performance following the Business Combination, as well as Swiftmerge’s and AleAnna’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements. However, not all forward-looking statements contain such identifying words. These forward-looking statements are based on Swiftmerge and AleAnna management’s current expectations and assumptions about future events. They are based on current information about the outcome and timing of future events. Except as otherwise required by applicable law, Swiftmerge and AleAnna disclaim any duty to update any forward-looking statements, all expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Swiftmerge and AleAnna caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Swiftmerge and AleAnna. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to successfully or timely consummate the proposed Business Combination or to satisfy the closing conditions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated situations that could adversely affect the combined company; the risk that the approval of the shareholders of Swiftmerge for the proposed Business Combination is not obtained; the failure to realize the anticipated benefits of the proposed Business Combination, including as a result of a delay in its consummation; the amount of redemption requests made by Swiftmerge’s shareholders; the occurrence of events that may give rise to a right of one or both of Swiftmerge and AleAnna to terminate the definitive agreements related to the proposed Business Combination; the risks associated with the growth of AleAnna’s business and the timing of any required regulatory approvals and expected business milestones; and the effects of competition on AleAnna’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith were to occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that neither Swiftmerge nor AleAnna knows or that Swiftmerge and AleAnna currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact Swiftmerge’s expectations and projections can be found in Swiftmerge’s periodic filings with the SEC, including Swiftmerge’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 1, 2024, and any subsequently filed Quarterly Report on Form 10-Q. SEC filings are available on the SEC’s website at www.sec.gov.

Investor Relations Contacts

For Swiftmerge Acquisition Corp.:

Sam Bremner – CEO

Sam@swiftmerg.com

For AleAnna Energy, LLC:

William Dirks – Executive Director

wkdirks@aleannagroup.com

(281) 906-0027